UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04605

First Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	March 31, 2009

Date of reporting period:	September 30, 2009

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Table of Contents

Letter from the Adviser	1

Financial Data	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	18

Notes to Financial Statements	19

Additional Information	29

Summary of Dividend Reinvestment Plan	31

Board of Directors’ Approval of the Investment Advisory Agreement	32

Semi-Annual Report | September 30, 2009

Dear Shareholders:

The First Opportunity Fund (“the Fund”) returned 34.7% on net asset value for the six-month period ending September 30, 2009. The overall market, as measured by the S&P 500, returned 34.0% during the same period.

TOTAL RETURNS as of September 30, 2009

	YTD	6 M	1 YR	3 YRS	5 YRS	10 YRS
First Opportunity Fund NAV	24.0	34.7	-2.8	-14.1	-4.3	11.0
S&P 500 Index	19.3	34.0	-6.9	-5.4	1.0	-0.2
NASDAQ Composite*	35.6	38.0	2.5	-1.2	3.1	-2.1
NASDAQ Banks*	-16.6	12.1	-30.3	-19.8	-10.7	0.0
SNL All Daily Thrift	-14.1	2.5	-26.1	-31.2	-17.8	-0.8

Sources: Wellington Management Company, LLP

*Principal Only

Periods greater than one year are annualized

Over the past six months, investor confidence in the general principal of liquidity has returned along with increased risk tolerance and a stabilization of the economy. However, we are still seeing very few signs of real economic growth and are therefore skeptical of a sustainable recovery.

We are in what we would call an experimental economy. Massive amounts of government liquidity have facilitated the return of confidence and risk tolerance, helping to stabilize the economy and US house prices. Yet we stand on a shaky foundation. The underlying structural issues have not been fixed, with the leverage problem simply shifting from private hands to government hands. The credit circumstances for the banks remain unchanged. The governments’ ability to continue to steer the recovery, and eventually extract themselves from the process, needs to be closely watched.

About a hundred banks in the US have already been taken over by the FDIC, and we expect we are still quite early in that process in this country. Throughout all this we have been encouraging bank managements to raise capital. They were initially slow to respond, but now we are seeing some real interest. This will present us with opportunities to provide capital to recapitalize some banks, as well as strengthen others to participate in FDIC-brokered acquisitions at attractive terms. While most of the capital raised thus far has come in the form of public common equity, we anticipate some of the upcoming raises may come in the form of less liquid instruments.

www.firstopportunityfund.com

Letter from the Adviser

As the markets rallied during the period, we removed our defensive posture and put cash to work. At the end of September, the Fund’s cash position was approximately 7% of total investments, down from 23% at the beginning of the period.

During the six-month period ended September 30, 2009, Goldman Sachs (+74.7%), a US-based bank holding company and investment bank, was the strongest contributor to absolute performance. The company’s shares moved higher in July when the firm announced that it would pay back the government TARP loans. Shares also benefited in October after the company released strong quarterly earnings on an uptick in merger activity and in its debt and equity underwriting business across all regions. Our positions in Insurance were also strong contributors during the period, led by White Mountain Insurance (+77.8%) and Hartford Financial Services (+88.7%). Hartford’s shares benefitted from a better-than-expected core earnings report, a recent capital raise, and a rising equity market that eased concerns about the firm’s capital position and outlook. Diversified bank holding companies Bank of America (+69.2%) and Wells Fargo (+24.3%) were also significant positive contributors to absolute performance during the period.

The largest detractor from absolute performance during the period was our position in Thornburg Mortgage Notes. The company filed for Chapter 11 bankruptcy in May, resulting in default on the Notes. Due to the significant amount of claims senior to the Notes, our position was valued as worthless. Investments in Privee LLC (0.0%), a closely held Miami-based bank holding company and the parent of Republic Federal Bank, and Metro Bancorp (-37.9%), the holding company for Commerce Bank/ Harrisburg, also detracted from the Fund’s absolute returns during the period.

In terms of sector positioning, the Fund has remained primarily invested in Banks & Thrifts, where we favor larger market capitalization banks with strong balance sheets that are well-positioned to survive going forward. We also had significant allocations to Capital Markets & Diversified Finance, and Insurance companies. The Fund’s top holdings at the end of the period were Goldman Sachs, UBS, Hartford Financial Services, White Mountain Insurance, and Bank of America. At the end of the period, approximately 17% of the Fund’s equity securities were domiciled outside the US.

We continue to hope that these extraordinary times will provide tremendous investment opportunities for long-term fund shareholders.

As always, we appreciate your support of the Fund.

Nicholas C. Adams

Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP

Financial Data Unaudited

	Per Share of Common Stock
	Net Asset	NYSE	Dividend
	Value	Closing Price	Paid
3/31/09	$5.68	$4.32	$0.00
4/30/09	6.17	4.87	0.00
5/31/09	6.50	4.74	0.00
6/30/09	6.66	4.98	0.00
7/31/09	6.97	5.44	0.00
8/31/09	7.51	5.97	0.00
9/30/09	7.65	6.40	0.00

First Opportunity Fund, Inc. (formerly First Financial Fund, Inc.) was ranked #1 in Lipper Closed-End Equity Fund Performance for the 10 years ending:

•                  December 31, 2006

•                  December 31, 2005

•                  December 31, 2004

and the 5 years ending:

•                  December 31, 2004 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

INVESTMENTS AS A % OF NET ASSETS

Portfolio of Investments Unaudited

September 30, 2009

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS (93.7%)
DOMESTIC COMMON STOCKS (75.0%)
Banks & Thrifts (38.8%)
163,844	1st United Bancorp, Inc.*	$942,103
73,090	Alliance Bankshares Corp.*	181,263
541,900	AmeriServ Financial, Inc.	975,420
133,900	Bancorp, Inc.*	765,908
377,500	Bank of America Corp.	6,387,299
34,200	Bank of Marin	1,071,486
83,300	Bank of Virginia*	324,870
57,000	BCB Bancorp, Inc.	423,510
64,300	Beverly National Corp.	1,446,750
37,400	Bridge Capital Holdings*	261,800
13,400	Cambridge Bancorp	347,730
47,298	Carolina Trust Bank*	250,679
340,815	CCF Holding Co.*(a)	204,489
51,860	Centrue Financial Corp.	196,031
60,000	Community Bank (b)(c)	4,652,399
75,800	The Connecticut Bank & Trust Co.*	310,780
114,831	Dearborn Bancorp, Inc.*	135,501
101,066	Eastern Virginia Bankshares, Inc.	834,805
97,200	FC Holdings, Inc.*(b)(c)	187,596
5,700	First Advantage Bancorp	59,565
39,700	First American International*(b)(c)	759,858
32,450	First Bankshares, Inc.*	168,740
95,588	First Busey Corp.	449,264
79,578	First California Financial Group, Inc.*	381,974
17,400	First Capital Bancorp, Inc.*	131,370
7,199	First Citizens BancShares, Inc.	1,145,361
66,500	First Community Bancshares, Inc.	839,230
192,300	First Security Group, Inc.	740,355
66,726	First Southern Bancorp*(b)(c)	1,041,593
28,200	First State Bank*(b)(c)	80,934
2,880	First Trust Bank*	21,168
193,261	Florida Capital Group*(b)(c)	471,557
16,427	FNB Bancorp	122,381
100,000	The Goldman Sachs Group, Inc.	18,434,999
207,700	Great Florida Bank — Class A*	307,396
15,300	Great Florida Bank — Class B*	20,655
66,000	Greater Hudson Bank N.A.*	280,500
228,000	Hampshire First Bank*(c)	1,596,000
34,400	Heritage Financial Corp.	452,360
35,203	Heritage Oaks Bancorp*	246,421
515,912	Huntington Bancshares, Inc.	2,429,946
49,200	ICB Financial*	132,840

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Banks & Thrifts (continued)
19,000	Katahdin Bankshares Corp.	$196,840
334,900	Keycorp	2,176,850
83,700	MB Financial, Inc.	1,755,189
168,100	Metro Bancorp, Inc.*	2,045,777
905,600	National Bancshares, Inc.*(b)(c)	760,704
96,300	National Penn Bancshares, Inc.	588,393
39,900	New England Bancshares, Inc.	259,350
5,400	North Dallas Bank & Trust Co.	205,470
361,622	Northfield Bancorp, Inc.	4,628,762
40,500	Oak Ridge Financial Services, Inc.*	253,125
62,300	Old National Bancorp	697,760
2,500	Old Point Financial Corp.	41,650
39,600	Parkway Bank*	83,160
162,590	Pilot Bancshares, Inc.*	260,144
664,700	Popular, Inc.	1,881,101
190,540	Republic First Bancorp, Inc.*	865,052
261,100	Seacoast Banking Corp. of Florida	657,972
272,315	The South Financial Group, Inc.	400,304
92,369	Southern First Bancshares, Inc.*	746,342
302,900	Square 1 Financial, Inc.*(b)(c)	1,923,415
97,500	State Bancorp, Inc.*	823,875
84,158	Sterling Banks, Inc.*	124,554
234,500	SunTrust Banks, Inc.	5,287,974
94,643	Synovus Financial Corp.	354,911
18,500	Tower Bancorp, Inc.	485,995
13,900	Union Bankshares Corp.	173,055
351,300	United Community Banks, Inc.*	1,756,500
52,164	Valley Commerce Bancorp*	370,364
36,100	VIST Financial Corp.	227,430
43,787	Wainwright Bank & Trust Co.	286,805
42,700	Washington Banking Co.	395,402
156,500	Wells Fargo & Co.	4,410,170
		85,339,281
Diversified Financial Services (5.5%)
16,241	Affinity Financial Corp.*(b)(c)	—
86,700	Altisource Portfolio Solutions S.A.*	1,251,948
31,052	Ameriprise Financial, Inc.	1,128,119
25,000	CMET Finance Holding*(b)(d)	973,500
165,700	Goldleaf Financial Solutions, Inc.*	162,055
276,300	Highland Financial Partners LP*(b)(d)	—
60,000	Independence Financial Group, Inc.*(b)(c)	240,000
93,615	Mackinac Financial Corp.*	383,822
431,640	Muni Funding Co. of America, LLC*(b)(d)	858,964

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Diversified Financial Services (continued)
260,100	Ocwen Financial Corp.*(b)(c)	$2,649,899
174,900	Ocwen Financial Corp.*	1,979,867
455,100	Ocwen Structured Investments, LLC*(b)(c)	612,205
265,000	Resource Capital Corp.	1,441,600
466,667	Terra Nova Financial Group*	312,667
33,803	TICC Capital Corp.	170,367
		12,165,013
Insurance (5.0%)
241,100	Amtrust Financial Services, Inc.	2,750,951
293,600	Hartford Financial Services Group, Inc.	7,780,401
72,000	Maiden Holdings, Ltd.(c)	523,440
		11,054,792
Mining (1.1%)
61,600	Barrick Gold Corp.	2,334,640

Mortgages & REITS (6.4%)
1,056,415	Chimera Investment Corp., REIT	4,035,505
152,766	Cypress Sharpridge Investments, Inc., REIT (d)	2,169,277
56,000	Dynex Capital, Inc., REIT	472,080
55,000	Embarcadero Bank*(b)(c)	539,000
534,100	MFA Mortgage Investments, Inc., REIT	4,251,437
155,504	Newcastle Investment Holdings Corp., REIT*(b)	494,503
87,900	Verde Realty*(b)(c)	1,853,811
18,600	Walter Investment Management Corp., REIT	297,972
		14,113,585
Savings & Loans (18.2%)
133,000	Abington Bancorp, Inc.	1,029,420
34,100	Appalachian Bancshares, Inc.*	19,471
10,000	Auburn Bancorp, Inc.*(b)	109,900
151,500	Beacon Federal Bancorp, Inc.	1,401,375
289,435	Beneficial Mutual Bancorp, Inc.*	2,642,542
129,280	Broadway Financial Corp.(a)	704,576
60,100	Carver Bancorp, Inc.	369,615
81,700	Central Federal Corp.	195,263
72,446	CFS Bancorp, Inc.	343,394
33,000	Citizens Community Bank*	313,500
129,482	Danvers Bancorp, Inc.	1,759,660
26,900	ECB Bancorp, Inc.	442,505
42,008	ESSA Bancorp, Inc.	554,926
32,500	Fidelity Federal Bancorp*(b)	162,500
25,638	First Community Bank Corp. of America*	97,424

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Savings & Loans (continued)
67,500	First Financial Holdings, Inc.	$1,077,975
437	Fox Chase Bancorp, Inc.*	4,379
43,400	Georgetown Bancorp, Inc.*	186,620
222,900	Hampden Bancorp, Inc.	2,418,465
3,630	HF Financial Corp.	39,857
62,916	Home Bancorp, Inc.*	765,688
204,948	Home Federal Bancorp, Inc.	2,340,506
77,500	Jefferson Bancshares, Inc.	400,675
81,700	Legacy Bancorp, Inc.	857,850
56,000	Liberty Bancorp, Inc.	397,040
130,712	LSB Corp.	1,372,476
30,200	Malvern Federal Bancorp, Inc.	294,450
158,200	Meridian Interstate Bancorp, Inc.*	1,344,700
310,300	MidCountry Financial Corp.*(b)(c)	1,563,912
113,200	Newport Bancorp, Inc.*	1,448,960
1,100	Northwest Bancorp, Inc.	25,124
67,100	Old Line Bancshares, Inc.	410,652
110,400	Osage Bancshares, Inc.	816,960
163,300	Pacific Premier Bancorp, Inc.*	702,190
165,930	Perpetual Federal Savings Bank(a)	2,256,648
17,500	Privee, LLC*(b)(c)	—
90,100	Provident Financial Holdings, Inc.	728,008
40,650	Redwood Financial, Inc.*(a)(b)	508,125
89,993	River Valley Bancorp(a)	1,214,906
28,600	Rockville Financial, Inc.	307,450
38,700	Rome Bancorp, Inc.	337,851
6,300	Royal Financial, Inc.*	17,955
302,600	SI Financial Group, Inc.	1,361,700
17,600	Sound Financial, Inc.	89,408
100,000	Sterling Eagle*(b)	—
90,700	Territorial Bancorp, Inc.*	1,422,176
110,500	Third Century Bancorp(a)	552,500
139,300	ViewPoint Financial Group	1,955,772
130,600	Washington Federal, Inc.	2,201,916
1,451,428	Washington Mutual Unit Split*(b)(c)	320,040
		39,889,005
TOTAL DOMESTIC COMMON STOCKS (Cost $208,347,166)		164,896,316

FOREIGN COMMON STOCKS (17.4%)
Belgium (0.8%)
388,015	Fortis*	1,817,543

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Bermuda (6.3%)
441,422	Catlin Group, Ltd.	$2,478,995
112,000	CRM Holdings, Ltd.*	110,880
483,900	Maiden Holdings, Ltd.	3,517,953
36,500	RAM Holdings, Ltd.*	24,820
25,100	White Mountains Insurance Group, Ltd.	7,705,951
		13,838,599
Brazil (0.7%)
292,300	Brasil Brokers Participacoes S.A.	993,252
37,900	Multiplan Empreendimentos Imobiliarios S.A.	592,589
		1,585,841
Canada (0.6%)
111,000	DundeeWealth, Inc.	1,258,619

Denmark (0.5%)
12,690	Gronlandsbanken*	1,005,312

India (1.5%)
181	Axis Bank, Ltd.	3,707
14,934	Financial Technologies India, Ltd.	429,129
13,393	Housing Development Finance Corp.	776,644
193,066	Indiabulls Financial Services, Ltd.	760,745
80,902	Kotak Mahindra Bank, Ltd.	1,310,947
		3,281,172
Netherlands (1.0%)
223,230	AerCap Holdings N.V.*	2,024,696
25,681	SNS REAAL N.V.*	206,993
		2,231,689
Singapore (0.1%)
214,000	ARA Asset Management, Ltd.	123,054

Switzerland (5.9%)
89,969	Paris RE Holdings, Ltd.*	2,376,405
491,750	UBS AG*	9,001,734
8,447	Valiant Holding AG	1,657,122
		13,035,261
TOTAL FOREIGN COMMON STOCKS (Cost $43,097,758)		38,177,090

DOMESTIC PREFERRED STOCK (0.8%)
1,600	Maiden Holdings, Ltd.(b)(d)	1,728,000

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
TOTAL DOMESTIC PREFERRED STOCK (Cost $1,600,000)		$1,728,000

DOMESTIC WARRANTS (0.1%)
195,000	Dime Bancorp, Inc., Warrant, strike price $0.00, Expires 12/26/50*	5,850
423,058	Flagstar Bancorp, Warrant, strike price $0.62, Expires 1/30/19*(b)	321,228
233,333	Terra Nova Financial Group, Warrant, strike price $3.00, Expires 3/17/11*(b)(c)	—
181,429	Washington Mutual, Inc., Warrant, strike price $10.06, Expires 4/11/13*(b)(c)	236

TOTAL DOMESTIC WARRANTS (Cost $—)		327,314

Par Value
DOMESTIC CONVERTIBLE CORPORATE BOND (0.4%)
Mining
$786,000	Jaguar Mining, Inc., 4.50%, due 11/1/14(d)	774,328

TOTAL DOMESTIC CONVERTIBLE CORPORATE BOND (Cost $786,000)		774,328

DOMESTIC CORPORATE BONDS & NOTES (—%)
Mortgages & REITS
9,956,000	Thornburg Mortgage, Inc., 12.00%, due 3/31/15(b)(d)(e)	—
1,094,077	Thornburg Mortgage, Inc., 12.00%, due 3/31/15(b)(e)	—
		—
TOTAL DOMESTIC CORPORATE BONDS & NOTES (Cost $10,116,285)		—

TOTAL LONG TERM INVESTMENTS (Cost $263,947,209)		205,903,048

SHORT TERM INVESTMENTS (5.7%)
Repurchase Agreement (5.7%)
12,500,000	Deutsche Bank Tri—Party Repo, 0.08% dated 9/30/09, to be repurchased at $12,500,028 on 10/1/09, collateralized by U.S. Government Agency Securities with an aggregate market value plus interest of $12,750,000.	12,500,000

See accompanying notes to financial statements.

Value (Note 1)
TOTAL SHORT TERM INVESTMENTS (Cost $12,500,000)	$12,500,000

TOTAL INVESTMENTS (99.4%) (Cost $276,447,209)	218,403,048

TOTAL OTHER ASSETS LESS LIABILITIES (0.6%)	1,339,691

TOTAL NET ASSETS (100.0%)	$219,742,739

*	Non-income producing security.

(a)	Affiliated Company. See Notes to Financial Statements.

(b)	Indicates a fair valued security. Total market value for fair valued securities is $22,813,879 representing 10.4% of total net assets.

(c)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2009, these securities had a total value of $19,776,599 or 9.0% of total net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

(e)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.

Common Abbreviations:

AG - Aktiengesellschaft is a German acronym on company names meaning public company

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.A. - National Association

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one or more of the industry/geography sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percentage of total net assets. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

Statement of Assets and Liabilities Unaudited September 30, 2009

ASSETS
Investments:
Investments (including repurchase agreement of $12,500,000), at value of Unaffiliated Securities (Cost $272,236,695)(Note 1)	$212,961,804
Investments, at value of Affiliated Securities (Cost $4,210,514)(Note 1 and 9)	5,441,244
Total Investments, at value	218,403,048
Cash	238,611
Deposit with broker as collateral for credit default swaps (a)	260,000
Receivable for investments sold	3,176,438
Dividends and interest receivable	347,269
Dividends reclaim receivable	96,456
Prepaid expenses and other assets	25,822
Total Assets	222,547,644

LIABILITIES
Payable for investments purchased	1,590,035
Credit default swap contracts, at value	511,049
Investment advisory fees payable (Note 2)	564,860
Administration and co-administration fees payable (Note 2)	50,287
Legal and audit fees payable	15,980
Directors’ fees and expenses payable (Note 2)	23,087
Accrued expenses and other payables	49,607
Total Liabilities	2,804,905
NET ASSETS	$219,742,739

NET ASSETS CONSISTS OF:
Par value of common stock (Note 4)	$28,739
Paid-in capital in excess of par value of Common Stock	343,982,414
Undistributed net investment income	130,453
Accumulated net realized loss on investments sold	(65,857,207)
Net unrealized depreciation on investments, swaps, and foreign currency translation	(58,541,660)
NET ASSETS	$219,742,739

Net Asset Value, $219,742,739/28,739,389 shares outstanding	$7.65

(a)       Represents restricted cash on deposit with the counterparties as collateral for swaps.

See accompanying notes to financial statements.

Statement of Operations Unaudited

For the Six Months Ended September 30, 2009

NET INVESTMENT INCOME
Investment Income:
Dividends from Unaffiliated Securities (net of foreign withholding taxes of $4,606)	$1,813,070
Dividends from Affiliated Securities	108,801
Interest	269,221
Interest Income Defaulted Securities	(1,185,626)
Total Investment Income	1,005,466

Expenses:
Investment advisory fee (Note 2)	1,044,550
Administration and co-administation fees (Note 2)	268,130
Legal and audit fees	139,257
Directors’ fees and expenses (Note 2)	46,974
Printing fees	34,580
Insurance expense	26,905
Custody fees	20,024
Transfer agency fees	9,366
Other	37,796
Total Expenses	1,627,582
Net Investment Loss	(622,116)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on:
Unaffiliated securities	(1,996,169)
Credit default swap contracts	(317,591)
Foreign currency related transactions	(222,241)
(2,536,001)

Net change in unrealized appreciation/(depreciation) of:
Investment securities	62,354,368
Swap contracts	(2,761,472)
Translation of assets and liabilities denominated in foreign currencies	17,030
59,609,926

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	57,073,925
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,451,809

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2009 (Unaudited)	March 31, 2009
OPERATIONS
Net investment income/(loss)	$(622,116)	$5,862,414
Net realized loss on investments sold	(2,536,001)	(59,372,908)
Net change in unrealized appreciation/(depreciation) on investments, swap contracts and foreign currency translation	59,609,926	(74,611,766)
Net Increase/(Decrease) in Net Assets Resulting from Operations	56,451,809	(128,122,260)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(3,598,491)
From net realized capital gains	—	(171,273)
Net Decrease in Net Assets from Distributions	—	(3,769,764)

CAPITAL SHARE TRANSACTIONS
Repurchase of Shares (Note 4)	—	(1,949,879)
Net Decrease in Net Assets from Capital Share Transactions	—	(1,949,879)
Net Increase/(Decrease) in Net Assets	56,451,809	(133,841,903)

NET ASSETS
Beginning of year	163,290,930	297,132,833
End of period (including undistributed net investment income of $130,453 and $752,569, respectively)	$219,742,739	$163,290,930

See accompanying notes to financial statements.

Page Intentionally Left Blank.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Six Months Ended September 30, 2009 (Unaudited)

OPERATING PERFORMANCE:
Net asset value, beginning of period	$5.68

Income from investment operations:
Net investment income/(loss)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.99
Total from Investment Operations	1.97

Distributions:
Dividends paid from net investment income	—
Distributions paid from net realized capital gains	—
Total Distributions	—

Accretive/dilutive impact of Capital Share Transactions	—
Net asset value, end of period (a)	$7.65
Market price per share, end of period (a)	$6.40

Total Investment Return Based on Market Price (b)	48.15%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets	1.67	%(c)
Ratio of net investment income to average net assets	(0.64	)%(c)
Portfolio turnover rate	78%
Net assets, end of period (in 000’s)	$219,743
Number of shares outstanding, end of period (in 000’s)	28,739

(a)	NAV and Market Value are published in The Wall Street Journal each Monday.
(b)

Total investment return is calculated assuming a purchase of a common stock at the current market value on the first day and a value and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Annualized.

See accompanying notes to financial statements.

Financial Highlights

	For the Year Ended March 31,
	2009	2008	2007	2006	2005
OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.18	$15.15	$15.67	$17.28	$19.24

Income from investment operations:
Net investment income/(loss)	0.17	0.18	0.08	0.15	0.38
Net realized and unrealized gain/(loss) on investments	(4.57)	(3.33)	1.03	2.36	2.74
Total from Investment Operations	(4.40)	(3.15)	1.11	2.51	3.12

Distributions:
Dividends paid from net investment income	(0.12)	(0.18)	(0.20)	(0.20)	(0.38)
Distributions paid from net realized capital gains	(0.01)	(1.64)	(1.43)	(3.92)	(4.72)
Total Distributions	(0.13)	(1.82)	(1.63)	(4.12)	(5.10)

Accretive/dilutive impact of Capital Share Transactions	0.03	—	—	—	0.02
Net asset value, end of period (a)	$5.68	$10.18	$15.15	$15.67	$17.28
Market price per share, end of period (a)	$4.32	$9.04	$14.25	$16.51	$18.02

Total Investment Return Based on Market Price (b)	(51.03)%	(25.85)%	(4.28)%	17.07%	24.41%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets	1.84%	1.57%	1.28%	1.02%	1.06%
Ratio of net investment income to average net assets	2.57%	1.34%	0.50%	1.54%	1.94%
Portfolio turnover rate	64%	76%	55%	70%	79%
Net assets, end of period (in 000’s)	$163,291	$297,133	$442,363	$439,675	$398,632
Number of shares outstanding, end of period (in 000’s)	28,739	29,201	29,201	28,062	23,063

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company. As of October 14, 2008 the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. As of July 28, 2008, the Fund is non-diversified and its primary investment objective is total return. Under normal conditions, at least 65% of its assets will be invested in financial services companies, except for temporary or defensive purposes. “Financial services companies” include savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, security exchange companies, financial-related technology companies, investment advisory and asset management firms, and financial conglomerates, and holding companies of any of these companies.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Securities Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including

Notes to Financial Statements Unaudited

September 30, 2009

multi-dimensional relational pricing model, option adjusted spread pricing, book value, last available trade, discounted future cash flow models, cost, and comparable company approach. In such circumstances, the adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis. The financial statements include investments valued at $22,813,879 (10.4% of total net assets) and $25,689,866 (15.7% of total net assets) as of September 30, 2009 and March 31, 2009, respectively, whose fair values have been estimated by management in the absence of readily determinable fair values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund follows Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 —significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended September 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value:

		Level 2 -	Level 3 -
Investments in	Level 1 -	Other Significant	Significant
Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$182,308,992	$3,478,063	$17,286,351	$203,073,406
Preferred Stock	—	1,728,000	—	1,728,000
Warrants	5,850	321,464	—	327,314
Convertible Corporate Bond	—	774,328	—	774,328
Corporate Bonds & Notes	—	—	—	—
Short Term Investments	12,500,000	—	—	12,500,000
TOTAL	$194,814,842	$6,301,855	$17,286,351	$218,403,048

		Level 2 -	Level 3 -
Other Financial	Level 1 -	Other Significant	Significant
Instruments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Credit Default Swaps	$—	$(493,476)	$—	$(493,476)
TOTAL	$—	$(493,476)	$—	$(493,476)

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2009	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases	Transfers in and/or out of Level 3	Balance as of Sept. 30, 2009
Common Stocks	$18,285,007	$—	$(1,055,464)	$307,848	$(251,040)	$17,286,351
Preferred Stock	1,600,000	—	128,000	—	(1,728,000)	—
Warrants	—	—	236	—	(236)	—
TOTAL	$19,885,007	$—	$(927,228)	$307,848	$(1,979,276)	$17,286,351

Realized gains/(losses) on Level 3 securities are included in the Statement of Operations under Realized and Unrealized Gain/(Loss) on Investments. The entire realized loss amount, as shown in the table above, is included in this section on the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments.

Notes to Financial Statements Unaudited

September 30, 2009

The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translation: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions.

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the value of which exceed the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Lending of Portfolio Securities: Prior to August 1, 2008, the Fund used State Street Bank and Trust Company (“State Street”) as its lending agent, to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund received cash collateral, which was invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. The cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio were for the same or similar services as fees paid by the Fund, there was a layering of fees, which would have increased expenses and decreased returns. Although risk was mitigated by the collateral, the Fund could have experienced a delay in recovering its securities and a possible loss of income or value if the borrower failed to return the securities when due. As of September 30, 2009, the Fund was not participating in any securities lending arrangements.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. Unrealized gains, including the accrual of interest are recorded as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the credit default swap, including the accrual of interest to be paid or received is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Credit default swap contracts entered into by the Fund as of September 30, 2009, were as follows:

					Unrealized
Swap	Referenced	Notional	Rates paid	Termination	Appreciation/
Counterparty	Obligation	Amount	by Fund	Date	(Depreciation)
Morgan Stanley	Barclays Bank	4,500,000 EUR	1.42%	9/20/13	$(190,059)
Goldman Sachs	BNP Paribas	4,500,000 EUR	0.67%	9/20/13	(48,133)
Goldman Sachs	Commerzbank	4,500,000 EUR	0.88%	9/20/13	(72,223)
Morgan Stanley	Credit Agricole	4,500,000 EUR	1.09%	9/20/13	(98,413)
Morgan Stanley	DBR	25,000,000 USD	0.12%	9/20/18	174,099
Goldman Sachs	EURO DB	3,400,000 EUR	0.88%	9/20/13	(31,329)
Goldman Sachs	Intesa Sanpaolo	4,500,000 EUR	0.57%	9/20/13	(42,392)
Morgan Stanley	Lloyds Bank	4,500,000 EUR	0.89%	9/20/13	16,000
Morgan Stanley	Republic of Korea	3,000,000 USD	1.22%	9/20/13	(34,235)
Morgan Stanley	Royal Bank Scotland	4,500,000 EUR	1.37%	9/20/13	(111,662)
Morgan Stanley	Societe Generale	4,500,000 EUR	1.01%	9/20/13	(72,702)
TOTAL					$(511,049)

Notes to Financial Statements Unaudited

September 30, 2009

Derivative Instruments and Hedging Activities: The Fund has adopted the provisions of FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”)”. ASC 815 has established improved financial reporting about derivative instruments and hedging activities as it relates to disclosure associated with these types of investments. The following discloses the amounts related to the Funds use of derivative instruments and hedging activities.

The effect of derivative instruments on the Balance Sheet as of September 30, 2009:

Derivatives not
accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Balance Sheet		Balance Sheet
under FASB ASC 815	Location	Fair Value	Location	Fair Value
Credit Contracts	—	$—	Credit default swap contracts, at value	$511,049
Total		$—		$511,049

The Effect of Derivatives Instruments on the Statement of Operations for the six months ended September 30, 2009:

Derivatives not			Change in Unrealized
accounted for as	Location of	Realized Gain/(Loss)	Gain/(Loss)
hedging instruments	Gain/(Loss) On Derivatives	On Derivatives	On Derivatives
under FASB ASC 815	Recognized in Income	Recognized in Income	Recognized in Income
Credit contracts	Net realized loss on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	$(317,591)	$(2,761,472)
Total		$(317,591)	$(2,761,472)

Federal Income Taxes: The Fund intends to qualify as a registered investment company (“RIC”) by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows FASB Interpretation No. 48, (“ASC 740”) “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Management has concluded that First Opportunity Fund, Inc. has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. Federal jurisdiction and the state of Colorado. For the years ended March 31, 2005 through March 31, 2009, the Fund’s Federal and state returns are still open to examination by the appropriate taxing authority. To the best of the Fund’s knowledge, no income tax returns are currently under examination.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

NOTE 2. AGREEMENTS

Wellington Management Company, LLP serves as the investment adviser (the “Adviser”) and makes investment decisions on behalf of the Fund. The Fund pays the Adviser a quarterly fee at the following annualized rates: 1.125% of the Fund’s average month-end net assets (“Net Assets”) up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million.

Fund Administrative Services, LLC (“FAS”), serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s average monthly net assets up to $250 million; 0.18% of the Fund’s average monthly net assets on the next $150 million; and 0.15% of the value of the Fund’s average monthly net assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”) and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”).

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Investment Adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Notes to Financial Statements Unaudited

September 30, 2009

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Total Return Fund, Inc., the Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average total assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on average assets up to $1 billion, an annualized fee of 0.03% on average assets between $1 and $3 billion, and an annualized fee of 0.02% on average assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sale of securities for the six months ended September 30, 2009, excluding short-term investments, aggregated $156,048,761 and $136,655,704, respectively.

On September 30, 2009, based on cost of $276,010,126 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $44,279,203 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $101,886,281.

NOTE 4. CAPITAL

As of September 30, 2009, 50,000,000 shares of $0.001 par value Common Stock were authorized and 28,739,389 shares were issued and outstanding.

Transaction in common stock were as follows:

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009
Common Stock outstanding - beginning of period	28,739,389	29,200,589
Common Stock repurchased	—	(461,200)
Common Stock outstanding - end of period	28,739,389	28,739,389

Between November 13, 2008 and March 31, 2009, 461,200 shares of common stock were repurchased at a total purchase price of $1,949,879, which reflects a weighted average discount from net asset value per share of 27.95%, in accordance with Section 23(c) of the 1940 Act, as described in Note 5 — Share Repurchase Program.

NOTE 5. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the six months ended September 30, 2009 the Fund did not repurchase any of its own shares. For the year ended March 31, 2009, the Fund repurchased 461,200 shares of common stock, also described in Note 4 — Capital.

NOTE 6. SIGNIFICANT STOCKHOLDERS

As of September 30, 2009, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,204,417 shares of Common Stock of the Fund, representing 35.51% of the total Fund shares outstanding.

NOTE 7. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

	Beginning			Ending
	Share			Share		Realized
Name of	Balance as			Balance as	Dividend	Gains/
Affiliate	of 4/1/09	Purchases	Sales	of 9/30/09	Income	(Losses)	Market Value

Broadway Financial Corp.	129,280	—	—	129,280	$12,928	$—	$704,576
CCF Holding Co.	340,815	—	—	340,815	—	—	204,489
Perpetual Federal Savings Bank	165,930	—	—	165,930	58,076	—	2,256,648
Redwood Financial, Inc.	40,650	—	—	40,650	—	—	508,125
River Valley Bancorp	89,993	—	—	89,993	37,797	—	1,214,906
Third Century Bancorp	110,500	—	—	110,500	—	—	552,500
					$108,801	$—	$5,441,244

NOTE 8. OTHER

At its regularly scheduled meeting held on April 24, 2009, the Board of Directors of the Fund considered and approved a proposal to restructure the Fund’s advisory contract. Under the proposed restructuring, two registered investment advisers (Rocky Mountain Advisers, LLC and Stewart Investment Advisers) affiliated with the Fund’s largest stock-holders would become co-advisers to the Fund. The current Adviser to the Fund, would step into a temporary sub-advisory role with respect to a discrete portion of the Fund’s investment portfolio. The new advisers intend to make a substantial investment, constituting

Notes to Financial Statements Unaudited

September 30, 2009

approximately 50% of the Fund’s assets, in certain private investment funds currently managed by an affiliate of the Adviser. Nicholas C. Adams, the Fund’s present portfolio manager, currently acts as portfolio manager for all or part of the assets of each of these private investment funds.

The new advisers would oversee the Fund’s private fund investments, supervise the sub-advisory activities of the Adviser and manage the balance of the Fund’s assets in accordance with the Fund’s investment objective. Under the proposed restructuring, the new advisers would be paid an advisory fee at an annual rate equal to 1.25% of the average monthly total net assets of the Fund (including the private fund investments), but would reduce the advisory fee by the amount of management fees (but not performance fees) paid by the Fund to any Adviser-affiliated private investment fund or to the Adviser pursuant to the sub-advisory agreement (although this reduction will not exceed 1.00% of the average monthly total net assets of the Fund).

As part of the proposed restructuring, the Board also approved a proposal to eliminate the Fund’s concentration policy, which requires it to invest at least 65% of its assets in financial services companies. The Fund would retain a separate concentration policy which requires it to invest at least 25% of its assets in financial services companies. The proposed restructuring and elimination of the concentration policy will require approval by the Fund’s stockholders.

A preliminary proxy statement outlining the proposed restructuring has been submitted to the Securities and Exchange Commission (“SEC”). This initial filing is currently under comment period with the SEC. Once the proxy statement is finalized it will require approval by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

NOTE 9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2009, the Financial Accounting Standards Board (FASB) issued FASB ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Fund has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operation.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Fund’s financial position or results of operation.

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Opportunity Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

Additional Information Unaudited

September 30, 2009

In the future, the Fund may make certain electronic services available to its stock-holders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Summary of Dividend
Reinvestment Plan Unaudited

September 30, 2009

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Board of Directors’ Approval of the

Investment Advisory Agreement Unaudited

September 30, 2009

The Adviser has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreement”) pursuant to which the Adviser is responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Advisory Agreement. At a regularly scheduled meeting held on April 24, 2009, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreement.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreement including, among other things, (i) the nature, extent and quality of services to be furnished by the Adviser to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to the Adviser of its investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Adviser by the Fund’s principal stockholders; and (vii) the historical relationship between the Fund and the Adviser. The Board also reviewed the ability of the Adviser to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Adviser.

Deliberative Process

To assist the Board in its evaluation of the quality of the Adviser’s services and the reasonableness of the fees under the Advisory Agreement, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Adviser’s investment services under the Advisory Agreement. These materials included reports and presentations from the Adviser that described, among other things, the Adviser’s organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative sub-advisory fees, and compliance policies and procedures. The Board also received a report prepared by the Adviser comparing the Fund’s performance, advisory fees and expenses to a group closed-end and open-end mutual funds determined to be most similar to, although not identical, investment strategies as the Fund (the “Peer Group”). The Board also considered information received from the Adviser throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the April 24, 2009 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. One purpose of the meeting was to discuss the renewal of the Advisory Agreement and to review the materials provided to the Board by the Adviser in connection with the annual review process. The Board held additional discussions at the April 24, 2009 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Adviser were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreement. In deciding to approve the Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement. The Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Adviser to information requests submitted to the Adviser by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Adviser’s key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Adviser’s portfolio management personnel. The Board also reviewed the Adviser’s policies and procedures on side-by-side management of hedge funds and other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Adviser’s investment personnel, including Nicholas C. Adams, the Fund’s principal portfolio manager, devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the Adviser possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since inception, as compared to both relevant indices and the performance of three comparable closed-end financial services funds (the “Closed-End Peer Group”). The Board noted favorably that for the ten-year and since inception periods ended March 31, 2009, the Fund’s performance based upon total return outperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the NASDAQ Composite Index (Principal Only)(the “NASDAQ Composite”), the NASDAQ Banks Index (Principal Only)(the “NASDAQ Banks”), the SNL All Daily Thrift Index, and the MSCI Finance x Real Estate Index, the Fund’s secondary benchmarks. For the three- and five-year periods ended March 31, 2009, the Fund outperformed all of its secondary benchmarks except the NASDAQ Composite and underperformed its primary benchmark. For the one-year period ended March 31, 2009, the Fund underperformed versus the S&P 500 , the NASDAQ Composite and the NASDAQ Banks, but had outperformed the Fund’s other secondary benchmarks. The Board noted that the financial sector of the stock market had experienced a significant decline over the last year, accounting for the Fund’s recent relative underperformance versus broader market indices. The Board also acknowledged that the Fund had outperformed the Closed-End Peer Group over the three-, five-and ten-year, and since inception periods ended March 31, 2009. For the one-year period ended March 31, 2009 the Board noted the Fund outperformed two out of three of its peers in the Closed-End Peer Group.

The Board further considered the investment performance of the Fund as compared to the performance of eleven selected open-end financial services funds (the “Open-End Peer Group”) for the one-, three- five and ten-year periods ended March 31, 2009. The Board noted that the Fund outperformed its Open-End Peer Group average for all periods. In concluding that the Fund’s overall investment performance supported renewal of the Advisory Agreement, the Board ascribed greater weight to the long-term performance of the Fund against its benchmarks and other financial services funds.

Costs of Services Provided and Profits Realized by the Adviser

In evaluating the costs of the services provided to the Fund by the Adviser, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that Fund’s expense ratio was at the median for the Closed-End Peer Group, and that the advisory fees under the Advisory Agreement were comparable to the fees earned by the Adviser on other portfolios managed by Mr. Adams.

The Board also obtained information regarding the overall profitability of the Adviser. The profitability information was obtained to assist the Board in determining the overall benefits to the Adviser from its relationship to the Fund. The Board compared the overall profitability of the Adviser to the profitability of certain publicly traded investment management firms. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Adviser did not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Adviser.

Based on these factors, the Board concluded that the fee under the Advisory Agreement was reasonable and fair in light of the nature and quality of the services provided by the Adviser.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that that the existing fee schedule under the Advisory Agreement includes breakpoints. In evaluating economies of scale, the Board noted that the Fund’s assets had decreased significantly over the past year. The Board concluded that the breakpoints in the fee schedule are acceptable and appropriately reflect any economies of scale expected to be realized by the Adviser in managing the Fund’s assets if the Fund’s net assets increase.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of March 31, 2009, the Lola Brown Trust No. 1B and other entities affiliated with the Horejsi family held approximately 35% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Adviser and the renewal of the Advisory Agreement.

Approval

The Board based its decision to approve the renewal of the Advisory Agreement on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreement, the Board concluded that the terms of the Advisory Agreement are reasonable and fair and that renewal of the Advisory Agreement is in the best interests of the Fund and its stockholders.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Investment Adviser	Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

c/o Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	December 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	December 4, 2009

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date:	December 4, 2009